                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 13, 2002


I.  RECONCILIATION OF COLLECTION ACCOUNT:
    End of Period Collection Account Balance as of Prior Payment Date:                                                  1,049,090.52
    Available Funds:
     Contract Payments due and received in this period                                                                  2,872,218.63
     Contract Payments due in prior period(s) and received in this period                                                 113,961.05
     Contract Payments received in this period for next period                                                            101,957.74
     Sales, Use and Property Tax payments received                                                                         33,729.25
     Prepayment Amounts related to early termination in this period                                                     1,478,341.93
     Servicer Advance                                                                                                     295,754.74
     Proceeds received from recoveries on previously Defaulted Contracts                                                        0.00
     Transfer from Reserve Account                                                                                          3,678.73
     Interest earned on Collection Account                                                                                  5,314.34
     Interest earned on Affiliated Account                                                                                    286.99
     Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                                0.00
     Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract < Predecessor contract)           0.00
     Amounts paid under insurance policies                                                                                      0.00
     Maintenance, Late Charges and any other amounts                                                                       16,873.25

                                                                                                                       -------------
    Total Available Funds                                                                                               5,971,207.17
    Less: Amounts to be Retained in Collection Account                                                                    882,283.43
                                                                                                                       -------------
    AMOUNT TO BE DISTRIBUTED                                                                                            5,088,923.74
                                                                                                                       =============


    DISTRIBUTION OF FUNDS:
     1. To Trustee -  Fees                                                                                                      0.00
     2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                        113,961.05
     3. To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)
            a) Class A1 Principal and Interest                                                                                  0.00
            a) Class A2 Principal (distributed after A1 Note matures) and Interest                                              0.00
            a) Class A3 Principal (distributed after A2 Note matures) and Interest                                              0.00
            a) Class A4 Principal (distributed after A3 Note matures) and Interest                                      4,055,216.57
            a) Class A5 Principal (distributed after A4 Note matures) and Interest                                        234,054.84
            b) Class B Principal and Interest                                                                              73,082.51
            c) Class C Principal and Interest                                                                             146,755.05
            d) Class D Principal and Interest                                                                              98,572.47
            e) Class E Principal and Interest                                                                             127,201.94

     4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                                 0.00
     5. To Issuer - Residual  Principal and Interest and Reserve Account Distribution
            a) Residual Interest (Provided no Restricting or Amortization Event in effect)                                 16,736.43
            b) Residual Principal (Provided no Restricting or Amortization Event in effect)                               133,753.23
            c)  Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)                      3,678.73
     6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts                         56,203.83
     7. To Servicer, Servicing Fee and other Servicing Compensations                                                       29,707.09
                                                                                                                       -------------
    TOTAL FUNDS DISTRIBUTED                                                                                             5,088,923.74
                                                                                                                       =============

                                                                                                                       -------------
    End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}            882,283.43
                                                                                                                       =============

II. RESERVE ACCOUNT

Beginning Balance                                                                                                      $2,511,821.93
    - Add Investment Earnings                                                                                               3,678.73
    - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                            0.00
    - Less Distribution to Certificate Account                                                                              3,678.73
                                                                                                                       -------------
End of period balance                                                                                                  $2,511,821.93
                                                                                                                       =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                             $2,511,821.93
                                                                                                                       =============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 13, 2002

III. CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                        Pool A                      56,200,678.37
                        Pool B                      13,508,816.65
                                                   --------------
                                                                   69,709,495.02
Class A Overdue Interest, if any                             0.00
Class A Monthly Interest - Pool A                      305,814.41
Class A Monthly Interest - Pool B                       73,507.85

Class A Overdue Principal, if any                            0.00
Class A Monthly Principal - Pool A                   3,000,574.01
Class A Monthly Principal - Pool B                     909,375.14
                                                   --------------
                                                                    3,909,949.15
Ending Principal Balance of the Class A Notes
                        Pool A                      53,200,104.36
                        Pool B                      12,599,441.51
                                                   --------------
                                                                   -------------
                                                                   65,799,545.87
                                                                   =============

--------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000       Ending Principal
Original Face $221,020,000      Original Face $221,020,000      Balance Factor
      $ 1.716235                        $ 17.690477                29.770856%
--------------------------------------------------------------------------------

IV. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
          Class A1                                          0.00
          Class A2                                          0.00
          Class A3                                          0.00
          Class A4                                 27,089,495.02
          Class A5                                 42,620,000.00
                                                   -------------

Class A Monthly Interest                                          69,709,495.02
          Class A1 (Actual Number Days/360)                 0.00
          Class A2                                          0.00
          Class A3                                          0.00
          Class A4                                    145,267.42
          Class A5                                    234,054.84
                                                   -------------

Class A Monthly Principal
          Class A1                                          0.00
          Class A2                                          0.00
          Class A3                                          0.00
          Class A4                                  3,909,949.15
          Class A5                                          0.00
                                                   -------------
                                                                   3,909,949.15
Ending Principal Balance of the Class A Notes
          Class A1                                          0.00
          Class A2                                          0.00
          Class A3                                          0.00
          Class A4                                 23,179,545.87
          Class A5                                 42,620,000.00
                                                   -------------
                                                                  -------------
                                                                  65,799,545.87
                                                                  =============
Class A4

--------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000       Ending Principal
Original Face $41,000,000       Original Face $41,000,000       Balance Factor
        $ 3.54311                      $ 95.364613                56.535478%
--------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 13, 2002


V.  CLASS B NOTE PRINCIPAL BALANCE

     Beginning Principal Balance of the Class B Notes
               Pool A                                   958,223.49
               Pool B                                   230,327.04
                                                      ------------
                                                                    1,188,550.53

     Class B Overdue Interest, if any                         0.00
     Class B Monthly Interest - Pool A                    5,182.39
     Class B Monthly Interest - Pool B                    1,245.69
     Class B Overdue Principal, if any                        0.00
     Class B Monthly Principal - Pool A                  51,151.96
     Class B Monthly Principal - Pool B                  15,502.47
                                                      ------------
                                                                       66,654.43
     Ending Principal Balance of the Class B Notes
               Pool A                                   907,071.53
               Pool B                                   214,824.57
                                                      ------------
                                                                    ------------
                                                                    1,121,896.10
                                                                    ============

--------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000         Ending Principal
Original Face $3,768,000      Original Face $3,768,000          Balance Factor
       $ 1.705966                     $ 17.689605                 29.774313%
--------------------------------------------------------------------------------

VI. CLASS C NOTE PRINCIPAL BALANCE
     Beginning Principal Balance of the Class C Notes
               Pool A                                 1,917,247.76
               Pool B                                   460,853.36
                                                      ------------
                                                                    2,378,101.12

     Class C Overdue Interest, if any                         0.00
     Class C Monthly Interest - Pool A                   10,840.44
     Class C Monthly Interest - Pool B                    2,605.74
     Class C Overdue Principal, if any                        0.00
     Class C Monthly Principal - Pool A                 102,303.92
     Class C Monthly Principal - Pool B                  31,004.95
                                                      ------------
                                                                      133,308.87
     Ending Principal Balance of the Class C Notes
               Pool A                                 1,814,943.84
               Pool B                                   429,848.41
                                                      ------------
                                                                    ------------
                                                                    2,244,792.25
                                                                    ============

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000        Ending Principal
Original Face $7,537,000       Original Face $7,537,000         Balance Factor
       $ 1.784023                      $ 17.687259                29.783631%
--------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 13, 2002


VII. CLASS D NOTE PRINCIPAL BALANCE

     Beginning Principal Balance of the Class D Notes
                               Pool A                 1,277,631.37
                               Pool B                   307,102.70
                                                      ------------
                                                                    1,584,734.07

     Class D Overdue Interest, if any                         0.00
     Class D Monthly Interest - Pool A                    7,820.17
     Class D Monthly Interest - Pool B                    1,879.72
     Class D Overdue Principal, if any                        0.00
     Class D Monthly Principal - Pool A                  68,202.61
     Class D Monthly Principal - Pool B                  20,669.97
                                                      ------------
                                                                       88,872.58
     Ending Principal Balance of the Class D Notes
                               Pool A                 1,209,428.76
                               Pool B                   286,432.73
                                                      ------------
                                                                    ------------
                                                                    1,495,861.49
                                                                    ============

--------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000       Ending Principal
Original Face $5,024,000        Original Face $5,024,000        Balance Factor
       $ 1.930711                     $ 17.689606                 29.774313%
--------------------------------------------------------------------------------

VIII. CLASS E NOTE PRINCIPAL BALANCE
      Beginning Principal Balance of the Class E Notes
                                Pool A                1,598,640.67
                                Pool B                  384,276.91
                                                      ------------
                                                                    1,982,917.58

      Class E Overdue Interest, if any                        0.00
      Class E Monthly Interest - Pool A                  12,988.96
      Class E Monthly Interest - Pool B                   3,122.25
      Class E Overdue Principal, if any                       0.00
      Class E Monthly Principal - Pool A                 85,253.27
      Class E Monthly Principal - Pool B                 25,837.46
                                                      ------------
                                                                      111,090.73
      Ending Principal Balance of the Class E Notes
                                Pool A                1,513,387.40
                                Pool B                  358,439.45
                                                      ------------
                                                                    ------------
                                                                    1,871,826.85
                                                                    ============

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000        Ending Principal
Original Face $6,282,000       Original Face $6,282,000         Balance Factor
      $ 2.564663                    $ 17.683975                     29.796671%
--------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 13, 2002


IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

    Beginning Residual Principal Balance
                                Pool A               1,914,886.28
                                Pool B                 460,211.72
                                                     ------------
                                                                   2,375,098.00

    Residual Interest - Pool A                          13,493.51
    Residual Interest - Pool B                           3,242.92
    Residual Principal - Pool A                        102,644.93
    Residual Principal - Pool B                         31,108.30
                                                     ------------
                                                                     133,753.23
    Ending Residual Principal Balance
                                Pool A               1,812,241.35
                                Pool B                 429,103.42
                                                     ------------
                                                                   ------------
                                                                   2,241,344.77
                                                                   ============


X.  PAYMENT TO SERVICER

     - Collection period Servicer Fee                                 29,707.09
     - Servicer Advances reimbursement                               113,961.05
     - Tax, Maintenance, Late Charges,
          Bank Interest and other amounts                             56,203.83
                                                                   ------------
    Total amounts due to Servicer                                    199,871.97
                                                                   ============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 13, 2002


XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
          beginning of the related Collection Period                                                                63,867,307.97

       Aggregate Discounted Contract Balance of Additional Contracts acquired during
          Collection Period                                                                                                  0.00

       Decline in Aggregate Discounted Contract Balance                                                              3,410,130.71

       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                    -------------
          ending of the related Collection Period                                                                   60,457,177.26
                                                                                                                    =============

       Components of Decline in Aggregate Discounted Contract Balance:
           - Principal portion of Contract Payments  and Servicer Advances                            2,233,049.49

           - Principal portion of Prepayment Amounts                                                  1,177,081.22

           - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                0.00

           - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                  Contracts during the Collection Period                                                      0.00

           - Aggregate Discounted Contract Balance of Substitute Contracts added during
                  Collection Period                                                                           0.00

           - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                  during Collection Period                                                                    0.00

                                                                                                      ------------
                                        Total Decline in Aggregate Discounted Contract Balance        3,410,130.71
                                                                                                      ============


POOL B
       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
          beginning of the related Collection Period                                                                15,351,588.41

       Aggregate Discounted Contract Balance of Additional Contracts acquired during
          Collection Period                                                                                                  0.00

       Decline in Aggregate Discounted Contract Balance                                                              1,033,498.29

       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                    --------------
          ending of the related Collection Period                                                                   14,318,090.12
                                                                                                                    ==============

       Components of Decline in Aggregate Discounted Contract Balance:
           - Principal portion of Contract Payments  and Servicer Advances                              707,930.22

           - Principal portion of Prepayment Amounts                                                    325,568.07

           - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                0.00

           - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                  Contracts during the Collection Period                                                      0.00

           - Aggregate Discounted Contract Balance of Substitute Contracts added during
                  Collection Period                                                                           0.00

           - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                  during Collection Period                                                                    0.00

                                                                                                      ------------
                                        Total Decline in Aggregate Discounted Contract Balance        1,033,498.29
                                                                                                      ============

                                                                                                                    --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                   74,775,267.38
                                                                                                                    ==============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 13, 2002


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

           POOL A                                                                                    Predecessor
                                                                 Discounted        Predecessor       Discounted
           Lease #    Lessee Name                                Present Value     Lease #           Present Value
           ------------------------------------------            --------------    -----------    ----------------
           2199-001   Regional Radiology, LLC                    $1,112,975.58     1881-001         $2,435,321.88
           1231-041   Radnet Management, Inc.                      $953,502.31
           1560-013   Drew Medical inc                             $342,866.78
                      Cash                                          $25,977.21
           3323-002   Open MRI Ohio 1 Ventures, LLC                $932,975.98     912-501            $492,124.09
           3330-002   Open MRI Texas Ventures, LLC                 $784,394.56     917-501            $536,814.08
                                                                                   917-502            $578,192.91
                                                                                   920-501             $35,076.58
                                                                                   1912-001            $34,364.63



                                                                 --------------                   ----------------
                                                        Totals:  $4,152,692.42                      $4,111,894.17

           a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                 $4,111,894.17
           b) ADCB OF POOL A AT CLOSING DATE                                                      $201,135,070.09
           c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                  2.04%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                   $0.00
b)  Total discounted Contract Balance of Substitute Receivables                    $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD

                                                                  YES [ ] NO [X]

           POOL B                                                                                              Predecessor
                                                                 Discounted                 Predecessor        Discounted
           Lease #    Lessee Name                                Present Value              Lease #           Present Value
           ------------------------------------------            -------------              -----------      ---------------
                      NONE









                                                                 -------------                               ---------------
                                                        Totals:      $0.00                                            $0.00


           a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                   $0.00
           b) ADCB OF POOL B AT CLOSING DATE                                                                 $50,047,123.17
           c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                             0.00%

         * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS),
           THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                               $0.00

b)  Total discounted Contract Balance of Substitute Receivables                                $0.00

c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                                  YES [ ] NO [X]

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 13, 2002


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING
     (POOL A) & GENERAL RIGHTS (POOL B)

           POOL A - NON-PERFORMING                                                                                    Predecessor
                                                                                     Discounted      Predecessor      Discounted
           Lease #    Lessee Name                                                   Present Value    Lease #         Present Value
           ---------------------------------------------------                     --------------    -----------   ----------------
           408-502    Western Kentucky Diagnostic                                    $495,646.95     277-103          $2,561,363.27
           1042-501   Pinnacle Imaging, Inc.                                       $1,631,421.93     1513-002           $953,250.10
           2375-001   Tuscarawas Ambulatory                                        $1,286,730.05     1725-002           $588,254.35
           1097-506   Advanced Healthcare Resources                                  $675,567.93
                      Cash                                                            $13,500.87
           2545-002   Presgar L.C.                                                   $964,543.83     2205-001         $3,763,600.22
           2907-001   Laser  Vision Centers, Inc.                                    $472,557.70
           2000667-2  Hartford Hospital, Inc.                                        $190,558.39
           2004051-2  Health Care Solutions                                          $695,143.77
           2004051-3  Health Care Solutions                                          $993,964.93
           2004887-1  BBC Healthcare International, L.L.C.                           $212,022.60
           2005804-1  Otsego Memorial Hospital                                       $236,366.53

                                                                                   --------------                     --------------
                                                                        Totals:    $7,868,025.48                      $7,866,467.94

           a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                             7,866,467.94
           b) ADCB OF POOL A AT CLOSING DATE                                                                        $201,135,070.09
           c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                    3.91%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables         $0.00
b)  Total discounted Contract Balance of Substitute Receivables          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                      $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                                  YES [ ] NO [X]

           POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                        Predecessor
                                                                                    Discounted   Predecessor    Discounted
           Lease #    Lessee Name                                                 Present Value   Lease #      Present Value
           ---------------------------------------------                          -------------  -----------  --------------
           1528-003   U.S. Neurosurgical, Inc.                                      $642,004.10  960-501          $82,012.38
           2826-003   Newark Health Imaging, L.L.C.                                 $205,317.69  960-502          $28,390.17
           2906-001   Laser Vision Centers, Inc.                                    $496,511.61  1043-501        $641,289.38
                      Cash                                                            $3,932.26  1043-502        $596,073.73






                                                                                  -------------               --------------
                                                                        Totals:   $1,347,765.66                $1,347,765.66

           a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                        $1,347,765.66
           b) ADCB OF POOL B AT CLOSING DATE                                                                  $50,047,123.17
         * c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                            2.69%

           ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE
           SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN
           FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                        $0.00
b)  Total discounted Contract Balance of Substitute Receivables                         $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                                 $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                                  YES [ ] NO [X]

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 13, 2002



XV. POOL PERFORMANCE MEASUREMENTS


1.   AGGREGATE DISCOUNTED CONTRACT BALANCE

     CONTRACTS DELINQUENT > 90 DAYS                          TOTAL OUTSTANDING CONTRACTS
     This Month                            921,058.30        This Month                         74,775,267.38
     1 Month Prior                       1,115,875.29        1 Month Prior                      79,218,896.38
     2 Months Prior                      1,267,509.58        2 Months Prior                     82,361,473.61

     Total                               3,304,443.17        Total                             236,355,637.37

     a) 3 MONTH AVERAGE                  1,101,481.06        b) 3 MONTH AVERAGE                 78,785,212.46

     c) a/b                                     1.40%

2.   Does a Delinquency Condition Exist (1c > 6% )?
                                                                                Yes             No    X
                                                                                    -------        -------

3.   Restricting Event Check

     A. A Delinquency Condition exists for current period?                      Yes             No    X
                                                                                    -------        -------
     B. An Indenture Event of Default has occurred and is then continuing?      Yes             No    X
                                                                                    -------        -------

4.   Has a Servicer Event of Default occurred?                                  Yes             No    X
                                                                                    -------        -------

5.   Amortization Event Check

     A. Is 1c  > 8% ?                                                           Yes             No    X
                                                                                    -------        -------
     B. Bankruptcy, insolvency, reorganization; default/violation of any
          covenant or obligation not remedied within 90 days?                   Yes             No    X
                                                                                    -------        -------
     C. As of any Determination date, the sum of all defaulted contracts
          since the Closing date exceeds 6% of the ADCB on the Closing Date?    Yes             No    X
                                                                                    -------        -------

6.   Aggregate Discounted Contract Balance at Closing Date                      Balance  $  251,182,193.26
                                                                                        ------------------

     DELINQUENT LEASE SUMMARY

           Days Past Due         Current Pool Balance            # Leases
                 31 - 60                 4,436,070.39                  18
                 61 - 90                   215,377.07                   3
                91 - 180                   921,058.30                  11

     Approved By:
     Matthew E. Goldenberg
     Vice President
     Structured Finance and Securitization